The Rio at Cabezon (Rio Rancho, NM) EXHIBIT 99.2 Cascadia of Nampa (Nampa, ID) EXHIBIT 99.2 Providence Ontario (Ontario, CA) EXHIBIT 99.2

2 Disclaimers • This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. • Words such as “anticipate,” “believe,” “could,” expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off from The Ensign Group, Inc. (“Ensign”); (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them and the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with such spin-off, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of our tenants to comply with laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants, including Ensign, to renew their leases with us upon expiration and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, and obligations, including indemnification obligations, that we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify suitable acquisition opportunities and the ability to acquire and lease the respective properties on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors identified in our filings with the Securities and Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2017 under the heading entitled “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. • This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in insolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non- GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). • This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. • Information in this supplement is provided as of December 31, 2017, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. • As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

3 Company Profile CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of February 27, 2018, CareTrust REIT has expanded its tenant roster to 18 operators, and has grown its portfolio real estate portfolio to 186 net-leased healthcare properties and three operated seniors housing properties across 24 states, consisting of 18,250 operating beds/units. Management Greg Stapley Chairman and Chief Executive Officer Bill Wagner Chief Financial Officer Dave Sedgwick Vice President of Operations Mark Lamb Director of Investments Contact Information CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 | ir@caretrustreit.com www.caretrustreit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 | shareholder@broadridge.com Board of Directors KeyBanc Capital Markets Jordan Sadler | (917) 318-2280 Raymond James Jonathan Hughes | (727) 567-2438 Wells Fargo Securities Todd Stender | (562) 637-1371 RBC Capital Markets Michael Carroll | (440) 715-2649 Stifel, Nicolaus & Company Chad Vanacore | (518) 587-2581 BMO Capital Markets John Kim | (212) 885-4115 CapitalOne Securities Dan Bernstein | (571) 835-7202 JMP Research Peter Martin | (415) 835-8904 Stephens Dana Hambly, CFA | (615) 279-4329 Analyst Coverage Greg Stapley Chairman David Lindahl Jon Kline Allen Barbieri Spencer Plumb Company Profile 3 CareTrust at a Glance 4 Investments 5 Portfolio Overview Portfolio Performance 6 Tenant Summary 7 Rent Diversification by Tenant 8 Geographic Diversification 9 Rent Diversification by State 10 Lease Maturities 11 Financial Overview Consolidated Income Statements 13 Reconciliation of EBITDA, FFO and FAD 14 Consolidated Balance Sheets 16 Key Debt Metrics 17 Debt Summary 18 2018 Guidance 19 Equity Capital Transactions 20 Other Financial Highlights 21 Glossary 22

4 Note: Amounts are as of December 31, 2017 and exclude our three operated seniors housing properties, two preferred equity investments and a mortgage loan receivable. Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (positive) Senior Unsecured Notes: B1 18,064 Operating Beds/Units 185 Properties 18 Operators 23 States $1,341.7 M Investments CareTrust REIT, Inc. NASDAQ: CTRE Market Data (as of December 31, 2017) Closing Price: $16.76 52 Week Range: $19.86 – $14.71 Market Cap: $1,272M Enterprise Value: $1,830M Outstanding Shares: 75.9M Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: Ba3 (positive) Senior Unsecured Notes: Ba3 4

5 Investments Notes: [1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT’s purchase price and transaction costs. [2] Initial Operating Beds/Units as of the acquisition date. [3] Total Cost per Bed/Unit excludes preferred equity investments. [4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments. [5] Initial Yield represents Initial Rent divided by Initial Investment. [6] Mortgage loan receivable. [7] All amounts exclude our three operated seniors housing properties. (dollars in thousands) Date Operator Property Type Location Facilities Initial Investment[1] Initial Operating Bed/Unit [2] Cost per Bed/Unit [3] Initial Rent [4] Initial Yield[5] 6/1/2014 The Ensign Group ALF, SNF, Campus Various 94 $ 501,673 10,053 $ 50 $ 56,000 N/A 2014 Investments 6 33,609 157 166 3,076 9.2% 2015 Investments 20 233,028 1,840 127 22,263 9.6% 2016 Investments 35 288,023 2,800 101 26,084 9.1% 02/01/17 Premier Senior Living ALF WI 2 26,111 88 297 2,160 8.3% 03/01/17 WLC Management SNF IL 5 29,204 455 64 2,915 10.0% 05/01/17 Better Senior Living Consulting ALF FL 1 2,033 89 23 290 14.3% 05/01/17 Cascadia Healthcare SNF ID 1 6,475 119 54 588 9.1% 06/01/17 OnPointe Health SNF TX, NM 2 27,316 262 104 2,455 9.0% 07/01/17 WLC Management SNF IL 1 3,668 99 37 372 10.1% 07/01/17 Cascadia Healthcare SNF OR 1 3,995 53 75 362 9.1% 07/21/17 Prelude Homes & Services ALF MN 1 7,800 30 260 641 8.2% 09/01/17 Cascadia Healthcare SNF WA 1 895 76 12 120 13.4% 09/01/17 Priority Management Group SNF TX 3 20,285 405 50 1,850 9.1% 09/01/17 & 10/01/17 Cascadia Healthcare SNF ID 7 65,483 571 115 5,916 9.0% 10/01/17 Five Oaks SNF WA 3 12,094 268 45 1,140 9.4% 10/01/17 Twenty/20 Management ALF VA 3 18,191 91 200 1,544 8.5% 10/26/17 Providence Group SNF CA 3 69,160 528 131 6,072 8.8% 10/26/17 Providence Group[6] SNF CA 1 12,542 104 121 1,129 9.0% 12/01/2017 WLC Management SNF IL 1 4,553 86 53 446 9.8% 2017 Year to Date Investments 36 309,805 3,324 1,641 28,000 9.0% Total Post Spin-off Investments 97 864,465 8,121 106 79,423 9.2% Total Investments[7] 191 $ 1,366,138 18,174 $ 72 $ 135,423

6 Portfolio Performance Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents December 2017 rent, annualized. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our three operated seniors housing properties, two preferred equity investments and a mortgage loan receivable. [5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2017 For the period ended September 30, 2017 [5] Asset Type Facilities Operating Beds/Units Investment [1] % of Total Investment Rent [2] % of Total Rent Current Yield [3] EBITDAR Coverage EBITDARM Coverage Occupancy Skilled Nursing 130 12,716 $ 932,146 69.5% $ 94,446 72.1% 10.1% 1.72x 2.28x 77.8% Multi-Service Campus 16 2,264 177,145 13.2% 17,378 13.3% 9.8% 1.79x 2.23x 78.8% Seniors Housing 39 3,084 232,436 17.3% 19,079 14.6% 8.2% 1.35x 1.59x 82.2% Total Net-Leased Asset [4] 185 18,064 $ 1,341,727 100.0% $ 130,903 100.0% 9.8% 1.67x 2.16x 78.7% Prelude White Bear Lake (White Bear Lake, MN)

7 Tenant Summary

8 Rent Diversification by Tenant Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents December 2017 rent, annualized, or based on the initial cash rents annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments. (dollars in thousands) As of December 31, 2017 Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[2] % of Total Rent 1 The Ensign Group 92 9,698 501,246 37.4% 57,672 44.1% 2 Trillium Healthcare Group 18 1,362 127,278 9.5% 11,488 8.7% 3 Priority Management Group 7 981 116,229 8.7% 10,585 8.1% 4 Pristine Senior Living 9 861 110,497 8.2% 9,088 6.9% 5 Cascadia Healthcare 11 914 86,168 6.4% 7,899 6.0% Total Top 5 Tenants 137 13,816 941,418 70.2% 96,732 73.8% 6 Providence Group 3 528 69,160 5.2% 6,072 4.6% 7 Premier Senior Living Group 8 385 68,564 5.1% 6,034 4.6% 8 WLC Management 7 644 37,424 2.8% 3,734 2.9% 9 Covenant Care 3 393 34,415 2.6% 3,174 2.4% 10 Twenty/20 Management 5 309 35,231 2.6% 3,007 2.3% Total Top 10 Tenants 163 16,075 1,186,212 88.5% 118,753 90.6% All Other Tenants 22 1,989 155,515 11.5% 12,150 9.4% Total [3] 185 18,064 $ 1,341,727 100.0% $ 130,903 100.0%

CA: 16.4% OH: 8.2% AZ: 7.3% ID: 7.4% Others: 39.2% TX: 21.5% 9 1 SNF 1 ALF 1 ALF Top Five States CA: 19.9% OH: 12.2% AZ: 6.9% ID: 8.7% Others: 32.4%TX: 19.9% CA: 16.9% OH: 14.3% AZ: 4.5% ID: 8.5% Others: 36.1% TX: 19.7% Run-R at e Re nt In ve stme nt Beds/Unit s

10 Rent Diversification by State Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents December 2017 rent, annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and our mortgage loan receivable. (dollars in thousands) As of December 31, 2017 Net-Leased Assets by State Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[2] % of Total Rent 1 Texas 32 3,883 $ 263,735 19.7% $ 26,068 19.9% 2 California 25 2,971 226,538 16.9% 26,014 19.9% 3 Ohio 16 1,488 191,749 14.3% 16,033 12.2% 4 Idaho 18 1,343 113,717 8.5% 11,451 8.7% 5 Arizona 10 1,327 60,753 4.5% 8,994 6.9% Top 5 States 101 11,012 856,492 63.9% 88,560 67.6% 6 Washington 12 1,015 61,730 4.6% 6,254 4.8% 7 Utah 11 1,201 77,322 5.8% 6,037 4.6% 8 Iowa 15 986 53,488 4.0% 5,455 4.2% 9 Colorado 6 633 40,819 3.0% 4,062 3.1% 10 Illinois 7 644 37,424 2.7% 3,734 2.9% Top 10 States 152 15,491 1,127,275 84.0% 114,102 87.2% All Other States 33 2,573 214,452 16.0% 16,801 12.8% Total[3] 185 18,064 $ 1,341,727 100.0% $ 130,903 100.0%

11 Lease Maturities Lease Maturity Year % of Re nt Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment, excluding our three operated seniors housing properties, our two preferred equity investments and a mortgage loan receivable. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [3] Rent represents December 2017 rent, annualized. (dollars in thousands) As of December 31, 2017 Lease Maturity Year[1] Investment[2] % of Total Investment Rent[3] % of Total Rent 2019 $ 34,415 2.6% $ 3,174 2.4% 2026 70,272 5.2% 7,501 5.7% 2027 55,929 4.2% 5,718 4.4% 2028 79,914 6.0% 7,777 5.9% 2029 114,770 8.6% 9,729 7.4% 2030 317,471 23.7% 28,200 21.5% 2031 338,386 25.2% 31,867 24.3% 2032 238,763 17.8% 23,257 17.8% 2033 64,491 4.8% 11,225 8.6% 2034 12,733 0.9% 1,135 0.9% 2035 — — — — 2036 14,583 1.0% 1,320 1.1% $ 1,341,727 100.0% $ 130,903 100.0% 2019 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2.4% 5.7% 4.4% 5.9% 7.4% 21.5% 24.3% 17.8% 8.6% 0.9% 1.1% Memory Care Cottages – White Bear Lake (White Bear Lake, MN

12 The Rio at Cabezon (Rio Rancho, NM)

13 Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Revenues: Rental income $ 32,379 $ 25,269 $ 117,633 $ 93,126 Tenant reimbursements 3,001 2,031 10,254 7,846 Independent living facilities 821 793 3,228 2,970 Interest and other income 396 150 1,867 737 Total revenues 36,597 28,243 132,982 104,679 Expenses: Depreciation and amortization 11,003 8,532 39,159 31,965 Interest expense 6,506 5,829 24,196 22,873 Loss on the extinguishment of debt — — 11,883 326 Property taxes 3,001 2,031 10,254 7,846 Independent living facilities 730 623 2,733 2,549 Impairment of real estate investment — — 890 — Acquisition costs — 2 — 205 Reserve for advances and deferred rent 10,414 — 10,414 — General and administrative 2,691 2,573 11,117 9,297 Total expenses 34,345 19,590 110,646 75,061 Other income (expense): Loss on sale of asset — (265) — (265) Gain on disposition of other real estate investment — — 3,538 — Net income $ 2,252 $ 8,388 $ 25,874 $ 29,353 Earnings per common share: Basic $ 0.03 $ 0.14 $ 0.35 $ 0.52 Diluted $ 0.03 $ 0.14 $ 0.35 $ 0.52 Weighted-average number of common shares: Basic 75,476 60,875 72,647 56,030 Diluted 75,476 60,875 72,647 56,030 Dividends declared per common share $ 0.185 $ 0.17 $ 0.74 $ 0.68

Reconciliation of EBITDA, FFO and FAD 14 (amounts in thousands) Quarter Ended December 31, 2016 Quarter Ended March 31, 2017 Quarter Ended June 30, 2017 Quarter Ended September 30, 2017 Quarter Ended December 31, 2017 Net income $ 8,388 $ 10,281 $ 2,030 $ 11,311 $ 2,252 Depreciation and amortization 8,532 9,076 9,335 9,745 11,003 Interest expense 5,829 5,879 6,219 5,592 6,506 Amortization of stock-based compensation 339 536 600 656 624 EBITDA 23,088 25,772 18,184 27,304 20,385 Acquisition costs 2 — — — — Loss on sale of real estate 265 — — — — Loss on the extinguishment of debt — — 11,883 — — Deferred preferred return — — (544) — — Impairment of real estate investment — — 890 — — Reserve for advances and deferred rent — — — — 10,414 Gain on disposition of other real estate investment — — (3,538) — — Normalized EBITDA $ 23,355 $ 25,772 $ 26,875 $ 27,304 $ 30,799 Net income $ 8,388 $ 10,281 $ 2,030 $ 11,311 $ 2,252 Real estate related depreciation and amortization 8,505 9,050 9,309 9,717 10,973 Loss on sale of real estate 265 — — — — Impairment of real estate investment — — 890 — — Gain on disposition of other real estate investment — — (3,538) — — Funds from Operations (FFO) 17,158 19,331 8,691 21,028 13,225 Reserve for advances and deferred rent — — — — 10,414 Acquisition costs 2 — — — — Deferred preferred return — — (544) — — Effect of the senior unsecured notes payable redemption — — 12,475 — — Normalized FFO $ 17,160 $ 19,331 $ 20,622 $ 21,028 $ 23,639

Reconciliation of EBITDA, FFO and FAD 15 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. (amounts in thousands, except per share data) Quarter Ended December 31, 2016 Quarter Ended March 31, 2017 Quarter Ended June 30, 2017 Quarter Ended September 30, 2017 Quarter Ended December 31, 2017 Net income $ 8,388 $ 10,281 $ 2,030 $ 11,311 $ 2,252 Real estate related depreciation and amortization 8,505 9,050 9,309 9,717 10,973 Amortization of deferred financing fees 561 561 529 484 485 Amortization of stock-based compensation 339 536 600 656 624 Straight-line rental income (72) (72) (43) (2) (227) Loss on sale of real estate 265 — — — — Impairment of real estate investment — — 890 — — Gain on disposition of other real estate investment — — (3,538) — — Funds Available for Distribution (FAD) 17,986 20,356 9,777 22,166 14,107 Reserve for advances and deferred rent — — — — 10,414 Acquisition costs 2 — — — — Deferred preferred return — — (544) — — Effect of the senior unsecured notes payable redemption — — 12,475 — — Normalized FAD $ 17,988 $ 20,356 $ 21,708 $ 22,166 $ 24,521 FFO per share $ 0.28 $ 0.29 $ 0.12 $ 0.28 $ 0.17 Normalized FFO per share $ 0.28 $ 0.29 $ 0.28 $ 0.28 $ 0.31 FAD per share $ 0.29 $ 0.30 $ 0.13 $ 0.29 $ 0.19 Normalized FAD per share $ 0.29 $ 0.30 $ 0.30 $ 0.29 $ 0.32 Diluted weighted average shares outstanding [1] 61,028 67,133 72,803 75,659 75,692 (continued)

Consolidated Balance Sheets 16 (dollars in thousands) December 31, 2017 December 31, 2016 Assets: Real estate investments, net $ 1,152,261 $ 893,918 Other real estate investments 17,949 13,872 Cash and cash equivalents 6,909 7,500 Accounts and other receivables, net 5,254 5,896 Prepaid expenses and other assets 895 1,369 Deferred financing costs, net 1,718 2,803 Total assets $ 1,184,986 $ 925,358 Liabilities and Equity: Senior unsecured notes payable, net $ 294,395 $ 255,294 Senior unsecured term loan, net 99,517 99,422 Unsecured revolving credit facility 165,000 95,000 Accounts payable and accrued liabilities 17,413 12,137 Dividends payable 14,044 11,075 Total liabilities 590,369 472,928 Equity: Common stock 755 648 Additional paid-in capital 783,237 611,475 Cumulative distributions in excess of earnings (189,375) (159,693) Total equity 594,617 452,430 Total liabilities and equity $ 1,184,986 $ 925,358

17 Key Debt Metrics [1] Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. The Rio at Fox Hollow (Brownsville, TX) Debt to Normalized EBITDA [1] Debt to Enterprise Value [2] 06 /3 0/ 20 15 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 6.89 7.06 5.37 4.70 5.00 5.18 4.87 3.75 3.72 4.53 4.59 06 /3 0/ 20 15 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 49.3% 42.3% 43.1% 33.2% 34.9% 35.0% 31.3% 24.1% 22.1% 25.5% 30.8%

18 Debt Summary Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%. [2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or at the Base Rate (as defined) plus 0.75% to 1.4%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Year Principa l (dollars in thousands) December 31, 2017 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 53.1% $ (5,605) $ 294,395 Floating Rate Debt Senior unsecured term loan 3.519% [1] 2023 100,000 17.7% (483) 99,517 Unsecured revolving credit facility 3.319% [2] 2020 [3] 165,000 29.2% — [4] 165,000 3.394% 265,000 46.9% (483) 264,517 Total Debt 4.379% $ 565,000 100.0% $ (6,088) $ 558,912 2018 2019 2020 2021 2022 2023 2024 2025 $165,000 $100,000 $300,000

Updated 2018 Guidance (shares in thousands) 19 See “Glossary” for additional information. Low High Net income $ 0.67 $ 0.69 Real estate related depreciation and amortization 0.58 0.58 Funds from Operations (FFO) 1.25 1.27 Normalized FFO $ 1.25 $ 1.27 Net income $ 0.67 $ 0.69 Real estate related depreciation and amortization 0.58 0.58 Amortization of deferred financing fees 0.03 0.03 Amortization of stock-based compensation 0.05 0.05 Straight-line rental income (0.02) (0.02) Funds Available for Distribution (FAD) 1.31 1.33 Normalized FAD $ 1.31 $ 1.33 Weighted average shares outstanding: Diluted 75,916 75,916

20 Equity Capital Transactions Notes: [1] Represents average follow-on equity offerings per-share price. Follow-On Equity Offering Activity At-the-Market Offering Activity 2015 2016 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 2016 2017 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 924 7,175 3,399 — — 10,574 Average Price per Share $ 15.31 $ 15.31 $ 18.82 $ — $ — $ 16.43 Gross Proceeds (000s) $ 14,147 $ 109,813 $ 63,947 $ — $ — $ 173,760

Other Financial Highlights 22 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure. See “Glossary” for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 $0.16 $0.16 $0.17 $0.17 $0.17 $0.17 $0.185 $0.185 $0.185 $0.185 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 80.0% 64.0% 63.0% 63.0% 60.7% 60.7% 63.8% 66.1% 66.1% 59.7% 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 $0.20 $0.25 $0.27 $0.27 $0.28 $0.28 $0.29 $0.28 $0.28 $0.31 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 $7,731 $12,021 $13,098 $15,498 $16,258 $17,160 $19,331 $20,622 $21,028 $23,639

23 Glossary Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment- like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended September 30, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust REIT’s underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended September 30, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust REIT’s underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2] Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/ meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security.

Glossary 24 Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, losses on the extinguishment of debt, certain deferred preferred returns, reserve for advances and deferred rent and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption. [2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption. [2] Occupancy A facility’s occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended September 30, 2017; provided that Occupancy for any facility acquired during such twelve-months period may be normalized. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance.

Cascadia of Nampa (Nampa, ID)